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                                                        Exhibit 10.13

                             ASSIGNMENT AND RELEASE
                             ----------------------

                          Dated as of: October 5, 2002
                                       ---------------

         Reference is made to the secured Promissory Note dated as of June 27, 2002 (the "Note") issued by Snipes Productions LLC, a Pennsylvania limited
            ----
liability  company (the  "Borrower"),  to  International  Travel CD`s, Inc. (the
                          --------
"Assignor") and the Copyright and Royalty Security Agreement dated as of June 27, 2002 by and among the Borrower and the Assignor (the "Security Agreement").
                                                          ------------------

         The Assignor and each of SPH Investments, Inc., Capital Growth Trust, HMA Investments Profit Sharing Plan and Continental Southern Resources, Inc. (each an "Assignee and, collectively, the "Assignees") agree as follows:
          --------                         ---------

         1. The Assignor hereby sells and assigns to the Assignees, and the Assignees hereby purchase and assume from the Assignor, as of the Effective Date (as defined below) and in the amounts set forth in Section 3 below, all of the Assignor`s interest, rights and obligations with respect to the Note and the Security Agreement.

         2. The parties hereby acknowledge that the Assignor is indebted to the Assignees in an amount that is no greater than the amount that has been advanced to the Borrower by the Assignor and that the parties have not documented the Assignor`s obligations for such indebtedness to the Assignees (the "Assignor
                                                                        --------
Debts").  In  consideration  for the  assignment  of the Note  and the  Security
-----
Agreement, the Assignees each, jointly and severally, hereby release and discharge the Assignor and each of its present and future officers, directors, employees, agents, shareholders, business partners, affiliates, successors, heirs and assigns from any and all obligations or other liabilities related to the Assignor Debts which Assignor may owe to any of the Assignees and from all claims, rights, charges or demands at law or in equity that any of the Assignees or their respective successors, heirs, executors, administrators or assigns may have arising from or related to the Assignor Debts. The Assignees each hereby agree that, other than the execution of this Assignment and Release and performance of its responsibilities and obligations pursuant to this Assignment and Release, the Assignor will not be required to take any further action to effectuate the release set forth in this Section 2.

         3. The Assignor (i) represents that, as of the date hereof the outstanding principal balance of the Note is $435,000 and that, as of the date of this Assignment and Release, the Borrower has not made any interest payments thereon; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note or the Security Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note or the Security Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the rights being assigned by it hereunder and that such rights are free and clear of any adverse claim; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its affiliates or the performance or observance by the Borrower or its affiliates of any of their obligations under the Note or any other instrument or document furnished or executed pursuant thereto; and (v) attaches the Note and requests that the Borrower exchange such Note for new secured promissory notes payable to each of the Assignees as follows:


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         Secured Promissory Notes

          Payable to the Order of:                    Principal Amount of Note:
          ------------------------                    -------------------------

          Capital Growth Trust                                 $235,000

          SPH Investments, Inc.                                $  62,500

          HMA Investments Profit Sharing Plan$  15,000

          Continental Southern Resources, Inc.                 $122,500

         Each of these secured promissory notes should be dated as of June 27, 2002 and should accrue interest on their respective principal amounts from such date.

         4. Each Assignee, severally and not jointly, (i) represents and warrants that it is legally authorized to enter into this Assignment and Release; (ii) confirms that it has received a copy of each of the Note and the Security Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Release; (iii) agrees that it will, independently and without reliance upon the Assignor or any other party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note or the Security Agreement; (iv) confirms that it is an eligible assignee; and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Note or the Security Agreement are required to be performed by it as a lender.

         5. The effective date for this Assignment and Release shall be October 5, 2002 (the "Effective Date").
              --------------

         6. Upon  acceptance and recording,  from and after the Effective  Date,
(i) the Assignees shall each be a party to the Security Agreement and, to the extent provided in this Assignment and Release, have the rights and obligations of a Secured Party under such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Release, relinquish its rights and be released from its obligations under the Note and the Security Agreement.

         7. THIS ASSIGNMENT AND RELEASE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.



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         WITNESS the following signatures as of the 5th day of October, 2002.

                             ASSIGNOR:

                             INTERNATIONAL TRAVEL CD`S, INC.


                             By:
                                      ------------------------------------
                                      Name:
                                      Title:

                             ASSIGNEES:

                             SPH INVESTMENTS, INC.


                             By:
                                      ------------------------------------
                                      Name:
                                      Title:

                             CAPITAL GROWTH TRUST


                             By:
                                      ------------------------------------
                                      Name:
                                      Title:

                             HMA INVESTMENTS PROFIT SHARING PLAN, INC.


                             By:
                                      ------------------------------------
                                      Name:
                                      Title:

                             CONTINENTAL SOUTHERN RESOURCES, INC.


                             By:
                                      ------------------------------------
                                      Name:
                                      Title:


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